UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 27, 2006




                              DHB INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                 001-13112               11-3129361
  -------------------------------     ------------        ---------------------
  (State or other jurisdiction of     (Commission           (I.R.S. Employer
           incorporation)             File Number)        Identification   No.)

400 Post Avenue, Suite 303, Westbury, New York                        11590
----------------------------------------------                      ----------
(Address of principal executive office)                             (Zip Code)

                      (516) 997-1155
-----------------------------------------------------
(Registrant's telephone number, including area code)


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF DIRECTORS:
           APPOINTMENT OF PRINCIPLE OFFICERS

On February 27, 2006, Richard Hockensmith became the Vice President of DHB Industries Inc. As such, he is in charge of government, federal and GSA (General Service Administration) sales for the Company. Prior thereto, he served as the Chief Operating Officer since December 2005 and, effective immediately he has relinquished that position for his new position. He will be paid the same salary for his new position as he was for his prior position.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not Applicable

         (b)  Not Applicable

         (c)  Not Applicable

         (d) The following Exhibits are filed as part of this Current Report on Form 8-K:

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 2, 2006


                                            DHB INDUSTRIES, INC.


                                            By: /s/ DAWN M. SCHLEGEL
                                                ---------------------------
                                                Name:  Dawn M. Schlegel
                                                Title: Chief Financial Officer